This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an
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that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and
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sell, the securities mentioned therein or derivatives thereof (including
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(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

All Information is Preliminary and Subject to Change
Issuer   Residential Asset Securities Corporation
Series   2002-KS8

Class AF-2

                  AF-2     AF-2
Period   Paydate  Balance  Principal
________________________________________________
1        1/25/2003          123,800,000      -
2        #NAME?    123,800,000       -
3        #NAME?    123,800,000       -
4        #NAME?    123,800,000       -
5        #NAME?    123,800,000       -
6        #NAME?    123,800,000       -
7        #NAME?    123,800,000       -
8        #NAME?    123,800,000       -
9        #NAME?    123,800,000       -
10       #NAME?    123,800,000       -
11       #NAME?    123,800,000       -
12       #NAME?    123,800,000       -
13       #NAME?    123,800,000       -
14       #NAME?    123,800,000       -
15       #NAME?    123,800,000       -
16       #NAME?    123,800,000       -
17       #NAME?    123,800,000       -
18       #NAME?    123,800,000       -
19       #NAME?    123,800,000       8,678,777
20       #NAME?    115,121,223       12,722,257
21       #NAME?    102,398,966       12,440,013
22       #NAME?    89,958,953        12,163,968
23       #NAME?    77,794,985        11,893,987
24       #NAME?    65,900,997        11,629,938
25       #NAME?    54,271,060        11,371,690
26       #NAME?    42,899,370        11,119,118
27       #NAME?    31,780,252        10,872,097
28       #NAME?    20,908,156        10,630,506
29       #NAME?    10,277,650        10,277,650
30       #NAME?    -        -
________________________________________________
Run at 23 HEP